UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2025

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8500 SW Creekside Place, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On March 20, 2025, April 15, 2025 and April 17, 2025, Ocho Investments LLC (“Ocho Investments”), a shareholder of Digimarc Corporation (“Digimarc” or the “Company”), made certain filings, including exhibits, with the U.S. Securities and Exchange Commission (the “SEC”). Two of these filings were made by Ocho Investments on Schedule 13D (as amended, the “Schedule 13D”) and one filing constituted a Notice of Exempt Solicitation (together with the Schedule 13D, the “Shareholder Communications”). The members of the Board and management of the Company continue to engage with Ocho Investments on the subject matter.

On April 19, 2025, the founder and portfolio manager of Lagoda Investment Management (“LIM”), a shareholder of Digimarc, issued a letter to the Board expressing, among other things, unqualified disagreement with the Shareholder Communications and confirming LIM’s support for Mr. McCormack’s performance and continued service as chief executive officer (the “LIM Response Letter”). On April 22, 2025, the chief executive officer and co-chief investment officer of Kimelman & Baird LLC (“K&B”), a second Digimarc shareholder, issued a letter to Ms. Kool confirming K&B’s support of a recent decision made by the Board, Ms. Kool, as chair of the Board, and Digimarc’s chief executive officer, Mr. McCormack, to adjust the Company’s direction (the “K&B Response Letter”). On April 23, 2025, a founding partner of Silverberg Bernstein Capital Management, a third Digimarc shareholder, issued a letter to Ms. Kool expressing support for Mr. McCormack’s performance and continued service as chief executive officer (the “SBCM Response Letter”).

The foregoing descriptions of the LIM Response Letter, K&B Response Letter and SBCM Response Letter do not purport to be complete and are qualified in their entirety by the full texts of each letter. Copies of the LIM Response Letter, K&B Response Letter and SBCM Response Letter are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Letter to the Board of Directors, issued by Lagoda Investment Management.

99.2	Letter to the Chair of the Board of Directors, issued by Kimelman & Baird LLC.

99.3	Letter to the Chair of the Board of Directors, issued by Silverberg Bernstein Capital Management.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2025

By:	/s/ George Karamanos
George Karamanos
Executive Vice President, Chief Legal Officer and Secretary